Exhibit 99.1

   This presentation contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements relating to the impact of the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the GE Transportation merger, including anticipated synergy benefits and statements regarding Wabtec’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel;(7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.This presentation as well as Wabtec’s earnings release and 2020 financial guidance mention certain non-GAAP financial performance measures, including adjusted sales, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted effective tax rate, adjusted income from operations, adjusted interest and other expense and adjusted earnings per diluted share. Wabtec defines EBITDA as income from operations plus depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. With respect to Wabtec’s guidance to certain non-GAAP adjusted financial measures, it is not possible, without unreasonable effort, to forecast and quantify with reasonable accuracy certain adjustments that would be necessary for a reconciliation to the corresponding GAAP financial measures.  2  Forward looking statements & non-GAAP financial information

   DURING THE CONFERENCE, WABTEC MANAGEMENT WILL DISCUSS ITS PREVIOUSLY ISSUED GUIDANCE FOR 2020. THIS GUIDANCE HAS NOT BEEN REVISED FOR ANY POTENTIAL IMPACT DUE TO COVID-19, AND MORE RECENTLY WITH VOLATILITY IN THE COMMODITY AND FINANCIAL MARKETS.TO DATE, WABTEC HAS SEEN LIMITED IMPACT TO ITS FIRST QUARTER. HOWEVER, WE ARE CONTINUING TOMONITOR OUR CUSTOMERS AND THE END MARKETS WE SERVE, AS THOSE COULD HAVE AN IMPACT ON WABTEC’SBUSINESS, OPERATIONS AND FINANCIAL PERFORMANCE.  2  Note regarding 2020 business operations and financial guidance

Agenda

8:30 AM ET	**Opening Remarks and Wabtec Overview**	Rafael Santana
9:15 AM ET	**Portfolio Spotlights**	
	Spotlight on Technology	Dominique Malenfant
	Spotlight on Freight Services	Pascal Schweitzer
	Spotlight on Digital Electronics	Peter Thomas / Bob Bourg
	Spotlight on Global Operations	Alicia Hammersmith
	Spotlight on Transit	Lilian Leroux
	Spotlight on Regional Growth: Russia /CIS/MENAT	Gokhan Bayhan
	Spotlight on Regional Growth: India	Sujatha Narayan
11:00 AM ET	**Financials / Q&A**	
	Financial Performance	Pat Dugan
	Q&A	

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

 IntroductionRafael Santana

What you will hear today

1. Delivering results through the cycles via **world-class technology and innovation** while leveraging **significant installed base**

2. Focused on **continuous operational improvement** and margin expansion

3. **Lean operations** driving **strong cash flow** with **disciplined capital allocation**

4. Building a stronger and better Wabtec with a **purpose-driven culture of accountability**

Extending the lead as #1 rail technology company in the world

5-YEAR OULOOK

Mid-Single Digit
ORGANIC SALES CAGR VS. LOW SINGLE DIGIT FOR INDUSTRY

300+ bps
OPERATING MARGIN EXPANSION

>10%
EPS CAGR

>90%
CASH FROM OPS CONVERSION (1)

Wabtec CORPORATION

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus Depreciation & Amortization

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WABTEC 2020 INVESTOR CONFERENCE

Our speakers



Rafael Santana
President & CEO



Gokhan Bayhan
Regional General Manager, Russia/CIS/MENAT



Bob Bourg
Vice President, Core Electronics and Data Analytics



Pat Dugan
CFO & Executive Vice President



Alicia Hammersmith
Vice President, Operations, Transit



Lilian Leroux
Group President, Transit



Dominique Malenfant
Chief Technology Officer



Sujatha Narayan
Regional General Manager, India



Pascal Schweitzer
Group President, Freight Services



Peter Thomas
Chief Commercial Officer, Digital Electronics – Americas

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

                                                                                                                                 Strong global industrial portfolio with track record of innovation and significant recurring revenuePortfolio Geography Market                          Transit OEM 16%  Transit Aftermarket 18%  Freight Equipment 21%  Freight Components 13%  Digital 8%  TRANSIT34%    8.2B  $  ‘19 GAAP SALES    500  COMPANY      ~60%non-U.S. revenues~27KEMPLOYEES  8  ~60%AftermarketS&P  FREIGHT66%Freight Services 24%

             Competitive strengths      Purpose-driven culture … 150 years ofindustry expertise  5.          Technology leader … 7,000 patents  1.          Significant installed base … mission criticalproducts  3.                                                                                  2.  9  Track-record of execution … customerpartnerships spanning 50+ countries  4.  Lean operations … 120+ manufacturing sites

Wabtec value creation model

Our vision:

We will **accelerate the future of transportation** by building the safest, most reliable and sustainable freight, transit, signaling and logistics systems and services.

Through our scale and innovation, we will drive average **double-digit earnings growth** and **lead the transportation industry** in unprecedented ways.

ENGAGED PEOPLE	INNOVATIVE TECHNOLOGIES	LEAN OPERATIONS
High performance teams & leaders	Sustainable, quality solutions	Continuous improvement
Domain expertise	High barriers to entry	Flexible capabilities
Safety at our core	Growth driver	Culturally engrained

INVESTED IN COMMUNITIES

CUSTOMER FOCUSED

VALUE CREATION FOR OUR SHAREHOLDERS

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Rail is improving the world's transportation challenges

2x

Global demand for transport growing fast … **freight and passenger activity will more than double by 2050**

40%

North America's **freight ton mile** is moved via **rail**

CLEANER

<10% of freight transportation carbon emissions*

SAFER

<4% of freight transportation injuries*

EFFICIENT

Rail is **4x** more fuel efficient than conventional trucks**

*Popular Science, 2019
** AAR Sustainability Fact Sheet, 2019

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

                   >20%  Of the world’s rail  freight is moved by a Wabtec locomotive      2.5M  Messages monitored daily on Wabtec locomotives    > 30%  Of content on a Freight car capable of being Wabtec      Transit          Equipment Services      Components      DigitalElectronics    >30%  Of North American freight moved through ports managed by Wabtec software      Freight segment      Transit segment    >15%  14  Rail passenger cars equipped with Wabtec safety critical components  Diverse portfolio of businesses uniquely positioned to outperform the market

 Market update  Markets we’re in  2019    North America Freight  NAM carload volume  (4.0)%    NAM railcar deliveries  5.8%  International Freight  Int’l rail freight MT  3.1%  Sources: AAR, FTR, Bloomberg, UIC, Global Mining Data, Energy Information Administration, Amtrak, Via Rail, Internal analysis                          ~3-4%TRANSIT~3-5%  INDUSTRIAL    EXPECTED ANNUAL MARKET GROWTH(over 5 years)~2-3%FREIGHT    North American Passenger  Passenger-kilometer  2.5%  International Passenger  Passenger-kilometer  2.9%  Iron Ore exports MT (2.9)%Mining and Other IndustrialsCoal consump. QBTU (1.2)%                                                                                                  14

How we win in the global transportation market

1. Customer focus
Deepen & transform global capabilities. Help customers compete and win.

2. Technology
Protect & extend our current market position with world-class technology.

3. Lean culture
Commitment to quality and continuous improvement.

Management compensation aligned to execution

Wabtec CORPORATION

How we create value ...

2020		5-YR OUTLOOK	
$8.7B	REVENUES	Mid-Single Digit	ORGANIC SALES CAGR
100+ bps	OPERATING MARGIN EXPANSION	300+ bps	OPERATING MARGIN EXPANSION
$4.50 to $4.80	ADJUSTED EPS	>10%	EPS CAGR
$900M	CASH FROM OPS	>90%	CASH FROM OPS CONVERSION

14

2019 execution & integration reinforces strategic merger rationale

	Strategic merger rationale (as communicated at announcement)	How Wabtec has delivered
1	Diversified, global leader in transportation & logistics	**$8.2B** revenue, global operations, ~60% international revenues, leader in Freight and Transit markets
2	Electronics & Digital technologies leading to autonomous operations	**10+** new products launched in '19 further enabling autonomous operations
3	Recurring revenue growth in high-margin aftermarket & services	**~60%** of total revenues in aftermarket, providing stability in key markets and close alignment with customer needs
4	Highly compelling pro-forma financial profile ... attractive point in cycle	2019 adjusted pro forma revenues of **$8.7B**(a), EBITDA of **$1.5B**
5	Significant operating synergy potential & tax benefit drive value creation	**$30M** synergies delivered in 2019, ahead of plan & on-track to deliver **$250M** before 2022
6	Strong free cash flow profile enabling rapid de-leveraging	**$1B** cash from operations delivered in 2019 yielding net debt to adjusted EBITDA of **2.6x**

Wabtec CORPORATION

(a): Please refer to Wabtec's current report on form 8-K dated February 24, 2020

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WABTEC 2020 INVESTOR CONFERENCE

   Strong cash generation enabling capital allocation flexibility  Dividends    Cap-Ex  Availablecash  Cash from Operations  Excess Cash  Cash uses5-year outlook  Cash sources      Balanced capital allocation priorities to maximize shareholder value      Capital allocation approachMaintain strong balance sheet for flexible capital deploymentContinuing to invest in technology innovation to grow leadership positionFocused on strategic bolt-on M&A that strengthen the core business and are accretive to EPSReturn cash to shareholders through dividends and opportunistic share repurchase  14

   Committed to creating a more sustainable world … focuson corporate social responsibility                          Creating a moresustainable world  Empowering people andcommunities  Innovating with purpose      Innovating to serve our customers and minimizing our impact onthe planet      Taking action to reduce our environmental impact, while strengthening the long-term sustainability of our business      Driving an inclusive culture grounded in integrity; investing in the communities where our teams live and work  14

 Segment OverviewsRafael Santana

Freight segment

Product mix

2019


Aftermarket
60%
OEM
40%

Geography


ROW
11%
EMENA
6%
APAC
13%
Americas
70%

Growth drivers & industry dynamics

- Expanding installed base enabling increased recurring revenue streams
- Steady international growth … footprint & partnerships are a strategic advantage
- Digital capability is required for customers to achieve OpEx goals … OEM expertise enabling competitive advantage
- Merger driving significant footprint rationalization while also capturing more content per train

$5.9B

'19 ADJ PRO FORMA SALES (1)

~Flat

'20 SALES GROWTH VS. '19 ADJ PRO FORMA

~100bps

'20 MARGIN EXPANSION

Wabtec CORPORATION

(1) 2019 GAAP sales of $5.4B, 2019 GAAP EBIT % of 11.8%, 2019 Adjusted Pro-Forma sales of ~$5.9B, 2019 Adjusted Pro-Forma EBIT % of ~18.5%

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WABTEC 2020 INVESTOR CONFERENCE

     LocomotiveIB Age  Sources: AAR, SCI, UIC  Strategy in actionStrongly positioned to capitalize on global dynamics  5 year Outlook  Looking ahead 2021-2025  − OEM agreement to grow market share  − Modernization & new opportunity for service as  Freight carIB ‘20 OEM    NORTH 31KAMERICA  19  1.6M  43K  asset utilization peaks− Strong aftermarket and OEM agreements  APAC 20K  17  1.2M  57K  Deliver India locos, grow share in Southeast AsiaStrong component opportunities in India  RUSSIA/CIS/MENAT 40K  25  1.3M  60K  Continue engine and loco delivery, fleet renewal in other CIS, volume to grow due to coalLeverage RR relationships to grow component share  LATAM 3K  20  151K  1.5K  Renew technology, positive outlook for iron ore & ag.Stable market for components  SUB-SAHARAN 4K AFRICA  19  145K  0.5K   − Renew technology, positive volume for iron ore & coal− Leverage RR relationships to grow component share  EUROPE 7K  22  770K  12K  − Unfavorable volume dynamics & renewal dependent ontechnology progress for non-electrified sections            20

           Strategy in action  Unlocking opportunity for margin expansion across freight ecosystem  LocomotiveWabtec holds significant loco IP contentOpportunity to pull through value on newdeliveries, manufacturing & aftermarket sales      Freight Car~10% of Wabtec content on rail carsOpportunity to grow 2X by 2025  22

Strategy in action

Key technologies unlocking **$1B revenue in adjacent markets**



Heat Exchangers
- 100+ patents on heat exchanger / cooling system designs
- Industrial applications

Mining
- Propulsion system
- Significant partnerships with OEMs

Marine, Power Gen
- Tier 4 engine: Marine and Power Gen
- Traction motor: Drill Motor

Wayside Track Management
- Wheel condition monitoring, rail camera, bearing acoustic monitoring

Wabtec CORPORATION

WABTEC 2020 INVESTOR CONFERENCE

22

Transit segment

Product Mix

2019


Aftermarket
52%
OEM
48%

Geography


ROW
9%
APAC
17%
Americas
20%
EMENA
55%

Growth drivers & industry dynamics

- Dilutive projects are largely behind us ... winning new volume at a better margin
- Regulation changes are creating opportunities ... investing in highly-engineered systems that support shift to green
- Steady transit growth across the globe with highlights in India where we're uniquely positioned to win
- Lean culture to deliver significant cost out ... sourcing, footprint, quality

$2.8B
'19 SALES

2-5%
'20 SALES GROWTH

~100bps
'20 MARGIN EXPANSION

(1) 2019 GAAP sales of $2.8B, 2019 GAAP EBIT % of 7.8%, 2019 Adjusted Pro-Forma sales of $2.8B, 2019 Adjusted Pro-Forma EBIT % of ~9.0%

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

   How we win in Transit profitably    Aligning portfolio for continuous profitable growth … path to mid-teen margins        Stabilize the portfolioPrudent project selection & improved risk management.  Capture profitable growthExpand in attractive end markets. Win share of global growth & shift to green opportunities.  Drive lean cultureLeverage integration to drive best cost footprint; continuous improvement mindset.      23

                                           TechnologyDominique Malenfant

Technical **innovation** … at our core

1st
TO MARKET

- **Advanced Adhesion controls system** to improve traction efficiency for heavy haul freight locomotives
- **Train Energy Management** for freight application
- **AC electric drive system** for mining Ultra-Class trucks
- **Global Remote Monitoring & Diagnostic** solution
- **Fully electronic SIL 4 brake system** in transit
- **Electronic Train Management System ("PTC")** in freight
- **Tier 4 engine** w/o aftertreatment … 3 years ahead of competition
- **Metallic 3D printed parts** for rail in production
- **Battery electric** freight locomotive

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Extending our technology leadership by enabling advances in transportation

Energy Management


3000

Automation



Additive Technology



Ecosystem Enablement



Sustainability in Transit



Solving our customers largest challenges:

- OpEx
- Dwell
- Reliability
- Velocity
- Environment

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Disrupting the rail industry with **battery power**

BATTERY-ELECTRIC FREIGHT LOCOMOTIVE

Customer Value Drivers

Environment OpEx

FUEL = $7B+

ANNUAL NAM LOCO FUEL SPEND

Up to **30%**

FUEL AND EMISSIONS SAVINGS


3000
Wabtec

Up to **6,000**

KWHr

100%

BATTERY POWERED

Up to **45**

MILES ON BATTERY

Autonomy

Wabtec CORPORATION

WABTEC 2020 INVESTOR CONFERENCE

28

                                                                                                       Customer Value DriversOpEx Reliability    LIFE EXTENSION    >2x        LEAD TIME    Up to 90%        INVENTORY    Up to 75%          ‘19 IMPACT    ~$4 MILLION                                                                                  1,250 prototype parts + 12 production part types … target is to grow productioncirculation >25,000 by 2025  29  Additive is disrupting traditional manufacturingFUEL COOLING NOZZLE

Shift to green … technology unlocking opportunity for customers and the world

Customer Value Drivers

Environment | OpEx

METROFLEXX BRAKING SYSTEM

Up to **15%↓**

BRAKING DISTANCE



95%

RECYCLABILITY

30% ↓

LIFE CYCLE COST

50%↓

WEIGHT

Target to drive **50% increase** in market share & margin over next 10 years

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Technology as a competitive growth enabler

Capability … delivering innovation

Flexibility … variable workforce

Competitiveness … driving value

Investing ~5% of revenues in technology development

>30%
ENGINEERS IN BEST COST COUNTRIES

>20%
FLEXIBLE WORKFORCE CAPACITY

>3%
Y/Y PRODUCTIVITY

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

 Freight ServicesPascal Schweitzer

Striving to be railroads' service partner of choice

Rolling stock assets and the right maintenance strategy create significant value


Wabtec
2024
2024

Why locomotive service matters

>30yrs	>4M	120+
Locomotive life	Gallons of fuel consumed	Service events

Why freight car service matters

>40yrs	5M+	~1M
Freight car life	Global freight cars	Annual Ton mileage

Significant opportunity over the asset's lifecycle

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Freight Services solutions for our customers



Modernizations

Up to 50%
Hauling power ↗

Replace 3 units with 2

>500 units in operation

Up to **10k locomotive** market potential

What: Asset life extension via comprehensive upgrades

How: Modular scope defined with every customer



FDL Advantage

Up to 5%
Fuel savings

Lower emissions & cost

10k+ engines in operation

Up to **500 overhauls/year** over the next 10 years

What: Performance upgrade

How: Common rail system and new controls during engine overhaul



Smart Shopping

Up to 40%
Dwell time ↘

Improve loco downtime

Up to **4%** availability ↗

~3% reduction in repeat locomotive failures

What: Suite of products to manage shop logistics

How: Digitally connect all assets across the network



Product Lifecycle

~3% of Sales
Annual repair investment

Optimize lifecycle cost

~23k locomotives globally

Up to 20% increase in useful life of parts

What: Performance upgrades and new products

How: Global product remanufacturing capabilities

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

A well-positioned, technologically advanced locomotive fleet

~23k INSTALLED BASE

40+ COUNTRIES

200+ CUSTOMERS

Technology differentiators

1. **Engine fuel efficiency**
   Up to 6% more efficient engine driving ~18k gallons of fuel savings per year[a)]

2. **Hauling power**
   14% more tonnage with advance adhesion/individual axle control enabling >1,000 additional cars/loco

3. **Trip Optimizer**
   ~12k installed saving over 250k gallons of fuel per day around the globe

INSTALLED BASE DISTRIBUTION



T4
DC EVO
AC4400
D9
D7
13 Yrs average age
Modernizations and upgrades
1st overhaul
2nd overhaul
# of UNITS
AGE OF FLEET

The backbone of freight railroad operations globally

(a – Source: Southwest Research Institute Locomotive Fuel Consumption Testing

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Unique franchise with a proven track record of growth

6% annual revenue growth over the last decade

$2.2B
2019 ADJ PRO-FORMA SALES[a)]

$12B
BACKLOG

~80%
Revenues under contract

~90%
OEM parts with Wabtec IP

~80%
Fleet under digital monitoring

500+
Performance upgrades in catalog

A global, customer focused team



- **100+ customer locations with Wabtec presence**
- **Remanufacturing at 20+ global locations**
- **~30% of installed base outside of North America**

Wabtec CORPORATION (a – $2.0B 2019 GAAP revenues adjusted for full-year financials

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WABTEC 2020 INVESTOR CONFERENCE

Long-term fundamentals to deliver growth

Market Drivers

Fleet lifecycle

+ Favorable fleet age profile … prioritized asset dispatch
+ Higher locomotive utilization … accelerating maintenance across the board

Fleet performance

+ Increased demand for availability, reliability, fuel performance … mods and upgrade opportunities
+ Strategic partnerships for value

Fleet size

+ International deliveries, units off warranty
- NAM Class I parking
- Railroad focus on op ratios, short term impact to maintenance costs

Our Strategy

Capture entitlement

- Maximize utilization
- Track loco performance over lifecycle
- Leverage global service platform and infrastructure

Drive outcomes

- Partner on RR fleet lifecycle strategy
- Roll-out new offerings at scale
- Revitalize aging assets via Mods

Optimize lifecycle cost

- Rigorous tools to analyze cost structure
- Dedicated engineering organization focused on lifecycle cost management
- LEAN and Quality at heart of business

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Strategy in action

Wabtec Freight Services … **aligned to PSR**

Remote Monitoring

50% ↗ early failure prediction

Performance upgrades

5% fuel savings, 50% ↘ in software cycle time

Smart Shopping

40% ↘ in dwell time


2029
2029

Technical support

500+ certified technical advisors

Global logistics

Guaranteed parts availability and performance

Overhaul solutions

Global remanufacturing capabilities

World Class Reliability

50% ↘ in failures per loco after modernization

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

     Key takeaways        Technology-driven service franchise delivering through the cycles      1.      2.  Leveraging fleet dynamics and railroad demand for increased performance to drive mid-single digit annual growth over the next five years  Strong cost and growth synergies with Wabtec service business; leveraging existing platforms to grow penetration      3.                                                                                  39

 Digital ElectronicsPeter Thomas & Bob Bourg

Digital Electronics

Revenue by Segment



Industrial
Transit
Freight

Geography



Other
LATAM
North America
APAC

Industry dynamics & growth drivers

- Managing a tough cycle globally … overall '19 volume down (4%) in North America
- NA Railroads shift focus to Operations … Precision Scheduled Railroading (PSR)
- Automation opens next generation of productivity … and growth
- Opportunity to take capabilities to key global markets

$0.7B
'19 SALES

$1.1B
BACKLOG

>10%
EXPECTED TOP-LINE GROWTH

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Customer outcomes that matter, in the context of PSR

Safety	Asset Performance	Network Performance	Supply Chain Visibility
~22k On-board PTC systems	**~12k** Trip Optimizer units	**250** Dispatch desks in service	**14** Days advanced visibility
~65k Track miles with PTC	**~20k** LOCOTROL Systems	**~100k** Track miles under control	**1** Information source
~9k Collision avoidance systems	**~10k** GoLINC Edge devices		**10%** Productivity improvement





Port Optimizer

Safety	Asset Performance	Network Performance	Supply Chain Visibility
↑ Safety **↑ Communications**	**↑ Fuel savings** **↑ Asset utilization**	**↓ Dwell** **↑ Velocity**	**Improved customer service**

← Installed base foundation of automation →

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

       Enhancements and upgrades  Market expansion      1.      2.  Growth on existing portfolio      3. Path to automation      4.  How we win with our customers        R        INTEGRATION  43                                                                                          Freight >$15BADDRESSABLE OPEX  Transit 3xEST. DEMAND FOR PASSENGETRANSPORT BY 2050  Mining $5B1% IMPROVEMENT IN OP COSTS  Shipper / 14Ports DAYS OF ADVANCEDVISIBILITY W/DATA

   Road to rail … harnessing innovation to drive productivity            4X  Rail is 4 times more fuel efficient than trucks  Moving freight by rail instead of truck lowers  greenhouse gasemissions by 75%  Shift of truckingrevenue to rail  Top-line growth of >10% for railroads      1%        75%  Sources: Federal Railroad Administration (June, 2018); Association of AmericanRailroads (July, 2019)        Partnering with customers … improving freight throughput in 10 years what took 40 years            1980  2018  2028    1 gallon  1 gallon  1 gallon    1 ton  1 ton  1 ton    235 2xmiles  473 2xmiles  900+miles  44

Enabling productivity and efficiency for customers

Class I Operating Expense



$70B+
$60B+
↓
2010
2019
Future

Market Opportunity for Wabtec

Fuel Efficiency ... $600M
Trip Optimizer, Smart Horsepower per Ton (HPT), Locotrol, Zero-to-Zero

Safety ... $2B
Signaling, Wayside, Communication



Network Optimization... $500M
Yard Planner, Smart Intermodal, Movement Planner

Productivity ... $2B
Autonomous, Road Remote Control Locomotive

Asset Performance Management... $500M
EdgeLINC, Expert on Alert, Condition Monitoring

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Automation building blocks unlock value & capability

FULL AUTOMATION
Moving block . Dispatch visibility
Wayside sensor integration

DE-SKILLED ENGINEER
Vital standalone PTC . High-bandwidth communication . Yard automation

SINGLE PERSON CREW
Paperless Cab . Road RCL . Movement Planner

ATTENDED AUTOMATION
PTC + Trip Optimizer . Movement Planner
Zero-to-Zero . SmartHPT

TECHNOLOGY FOUNDATION
PTC . Trip Optimizer . Distributed Power

25% FUEL EFFICIENCY IMPROVEMENT

50% POTENTIAL PRODUCTIVITY SAVINGS

25% REDUCTION IN TRAIN DELAYS

75% REDUCTION IN ACCIDENTS DUE TO HUMAN ERRORS

Double digit revenue growth by unlocking ~$6B+ in opportunity

*Estimation for North American Class 1 railroads

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

 Global OperationsAlicia Hammersmith

Global cost-competitive manufacturing strategy

BUILDING FLEXIBILITY

- Combined manufacturing enabling operations synergies
- Optimize footprint for capability to serve multiple product lines … simplify supply chain and asset base
- Announced upcoming exit of 6% of property portfolio in 2019
- Actioning additional 9% of footprint in 2020

~$70MM

INSOURCED MATERIAL FROM COMBINED OPERATIONS

ACCELERATING LEAN

Demonstrated track record of margin expansion:

- 5% manufacturing cost savings productivity
- Integrated systems and MRP
- Disruptive manufacturing … additive, condition-based maintenance, etc.
- Best in class safety record

>90%

ON-TIME DELIVERY TO CUSTOMERS

TRANSFORMATION

- Proven local capability in best cost countries for key customers (India, Brazil, Kazakhstan, Czech Republic, Macedonia)
- Strong local partnerships for in-country content (South Africa, Turkey, Ukraine, Egypt)
- Material and transportation cost reduction … targeting 35% content sourced from best cost countries

>25%

SITES IN BEST COST COUNTRIES

Evolving to lighter asset model

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

           Lean in actionLean operations and multi-modalflexibility … transforming Fort Worth    From  To  A single model, newlocomotive only shop  12 different modelswith modernization mix      (15)%LOWER MANUFACTURING ASSEMBLY HOURS    2xCAPACITY EXPANSIONW/O ADD’L FOOTPRINT        New locos Modernizations        # of uniquemodels                  1    3    3    12    12+          50%    40%    60%  100%    100%                                        50%    60%    40%  2013    2016    2017    2019    2020F  Total Ft. Worth production mix      50+LEAN EXPERTKAIZEN EVENTS                                                                                          49

     From  To  Static line…batch production push system  Mixed moving line...single piece flow pull system      >13,000 ft2  AREA SAVINGS    10%WORKING CAPITAL IMPROVEMENT    3        SITES CONSOLIDATED0  RECORDABLE INJURIES    Lean in action  First mixed moving line in industry …transforming Brazil site          50

                 Lean in actionMachine connectivity in Grove City                      51              400+CONNECTED MACHINES ACROSS 13 PLANTS                    60%+ improvement in Safety70%+ improvement in Quality30%+ improvement in Lead Time                25%INCREASE IN EFFICIENCY

Lean in action

Electronics Manufacturing COE …
sourcing and rationalizing electronic builds

From		To
Product line focused … rugged electronic manufacturing	❯	Insourcing … integrating 3rd party builds into COE system


LDRS



~30%
LABOR SAVINGS OPPORTUNITY

5+
ADDITIONAL PRODUCT LINES INSOURCED

>75%
FACTORY UTILIZATION
(over last 5 years)

30 DAYS
CUSTOMER LEAD TIME REDUCTION

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Scalable model driving continuous improvement

OPERATIONAL TARGETS

Accelerating Lean

5% ↓
MANUFACTURING COST PRODUCTIVITY

Building flexibility

15% ↓
MANUFACTURING FOOTPRINT

Driving transformation

3% ↓
MATERIAL COST DEFLATION

Lean manufacturing delivering operational efficiency

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

 Transit SegmentLilian Leroux

Focused on driving safety, efficiency and passenger comfort



Business

- **$3.5B** in backlog
- **Sales** up **6%**
- **$92B addressable** new and Services rolling stock **market**
- **> 60** service centers

#1 or #2

IN KEY PRODUCT CATEGORIES
(ACROSS GLOBAL ACCESSIBLE MARKETS)



Customers

- **> 900** customers
- Partner with train **manufacturers** on strategic projects
- Drive outcomes for transit **operators** via aftermarket

ALSTOM SIEMENS

NEW YORK CITY TRANSIT

TRENITALIA
GRUPPO FERROVIE DELLO STATO



Products

- **Largest Transit portfolio** in the industry
- **>75%** of portfolio focused on **5 core** product areas
- Equipment with **high engineering** added value

23

NEW PRODUCTS
INTRODUCTED TO MARKET IN 2019

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Transit reset … turnaround underway

Stabilize the portfolio

Prudent project selection & improved risk management.

Drive lean culture

Leverage integration to drive best cost footprint; continuous improvement mindset.

Capture profitable growth

Expand in attractive end markets. Win share of global growth & shift to green opportunities.

>100bps margin improvement in 2020

Turnaround scorecard

	2019 ACTUAL	2020 GOAL
COST OF POOR QUALITY	(6%)	(5%)-(10%)
ON-TIME DELIVERY	+3 PTS	+2-3 PTS
MATERIAL DEFLATION	2%	>2%

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Stabilizing portfolio & driving lean culture

Prudent project selection & improved risk management

- Reinforced project selection governance, 75% of UK refurbishment projects completed
- Stronger supply chain and project management capabilities, new leaders appointed

Leverage integration to drive best cost footprint; continuous lean improvement

- Increasing to >30% manufacturing and engineering into best cost countries
- Optimize fixed cost structure to deliver year-over-year OpEx savings

Strategy in action


OTHER
PIS
HVAC
DOORS
BRAKES
SERVICES
REFURBISHMENT

$3.5B BACKLOG

Significant reduction of refurbishment backlog, in favor of more attractive segments

Design and validation of new couplers for Transit to significantly improve comfort on board of coaches

Leveraging Wabtec India's Technology & Engineering Center

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

ZASTAV – ZAVOLEJ – ČEKEJ

Strategy in action: best cost footprint & lean

Transforming Transit Brakes operations

- Driving manufacturing into best cost countries
- Strong make or buy actions to improve material cost
- Total product cost reduction initiative
- Digitizing operations
- Optimizing fixed cost structure to deliver OpEx savings

2019 achievements:

~45%	~(15)%	>85%
HOURS IN BEST COST COUNTRIES	COST OF POOR QUALITY OVER 2 YEARS	ON-TIME DELIVERY +8PT

Continuous improvement and focus on best cost countries

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Growing the portfolio in attractive markets

10-15% growth in profitable end markets



GROWTH THROUGH BROADER AFTERMARKET OFFERING

- ✓ Condition based maintenance initiative ... 5 projects started in 2019
- ✓ Deployment of digital spare part catalogue
- ✓ Integration of advanced analytics and 3D printing



INCREASED DEMAND FOR MODERN EQUIPMENT FOR EXISTING TRAIN

- ✓ Growth of Passenger Information Systems
- ✓ In need of technical upgrade of all Wabtec onboard equipment

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Expanding product offerings to support the Shift to Green

Capture profitable, growing demand & shift to green opportunities

Market drivers

Shift to green:
New global trend for Transit
- In political agenda and funding decisions

Economic factors
- GDP, demography, urbanization

Technology
- Energy efficiency, lightweight, automatization, digitization

Our response

- Energy management
- Weight reduction
- Dust reduction
- Charging solutions
- CO2 reduction

Strategy in action



(100kg) per car with newest MetroFlexx brake control & brake station



Up to 10x fewer micro-particles for friction braking



Up to 30% energy savings in HVAC

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

 Russia / CIS / MENATGokhan Bayhan

Wabtec in Russia / CIS / MENAT today

3-4% Freight Growth
WITH AGING FLEET OF 40K LOCOMOTIVES & 1.3M RAILCARS

~$3.5B
'20 OPENING BACKLOG

~300
EMPLOYEES ACROSS REGION

>770K ft^2
OPERATIONAL FOOTPRINT

Double digit revenue growth through the long-term plan

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Leveraging local presence to overcome high barriers to entry

#2 Largest diesel locomotive market outside of North America

Wabtec Advantage

- State-of-the-art technology
- Localization & partnership
- Service/supply chain infrastructure
- Financing solutions



LOCOMOTIVES IN OPERATION

1,500+ locos in operation



SERVICE

50+% fleet under long term service agreements



ENGINES IN OPERATION

300+ engines in operation on other OE locos

8X fleet growth since 2005

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

             Strategy in action  Fueling Egypt’s railinfrastructure          100 fuel-efficient new locomotives      15-year sole source parts and technical support agreement for 180 locos (new and current fleet)International / complex full project financing packageENR goal to increase freight market share from 1% → 10% … creating demand for 200-300 additional locos    80 locomotive rehabs                                                                                  64  64

   Confidential & Proprietary    Leverage Wabtec advantage to expand portfolio      4X total market opportunity post merger  Local PresenceUtilize established operational infrastructure and deep relationship with customers, build partners & stake holder  Customer SolutionsExpanded product and services portfolio offering customers integrated & complete solutionsTeamAlignment & cooperation of key account managers with business units… single face to the customer                              Passenger coaches & metroBrake systems, friction, HVAC and doors  Electric locomotivesBrake systems, HVAC, pantograph  Freight wagonsBogie frames, brake systems                                                                                                65

 IndiaSujatha Narayan

Building a $1B* enterprise in India over 5 years

#1
ROLLING STOCK & RAIL EQUIPMENT COMPANY IN INDIA

$450M+
RAPID GROWTH FROM LOCO, TRANSIT BRAKES, METRO

~2,750
EMPLOYEES ACROSS REGION

~1Mft²
OPERATIONAL FOOTPRINT

~1,200
WABTEC INDIA ENGINEERING

Wabtec CORPORATION

* Includes intercompany sales

67

WABTEC 2020 INVESTOR CONFERENCE

   MARKET  COSTS            +  +    Wabtec’s leading advantage  TALENT          68

Leverage the market



4th
Largest rail network in the world

68,000 km
Rail route

22,700
Trains running every day

23M
Passengers per day

3M Tons
Freight per day

TRANSIT & FREIGHT

Protect the profitable core
- Transit brakes
- IR locomotive project

Build new business
- Drive aftermarket service growth
- Introduce new products and services
- Compete in metro products

DIGITAL ELECTRONICS

- **Business development & concept selling**
- **Wabtec advantage**
  - Current RM&D capability
  - Global Engineering center in India
  - Extensive global portfolio

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Leverage the talent

1.5M

 # Engineers in India

India produces **more engineering grads** than US + Europe

1 in 10

Analytics professionals worldwide from India

India has **~90,000+ analytics professionals**

~2,000+

Startups

Working in the B2B space, out of which **700+ work with deep technology**

WABTEC INDIA TECHNOLOGY & ENGINEERING CENTER

- 4 groups / sites → 1 team
- ~1,200 Engineering & IT team
- Maximize synergy & utilization

GLOBAL COE

- World-class competitiveness
- Established global design teams for Freight, Transit and signaling
- Develop product/solution building capability

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Leverage the cost

Lower operational costs
Commodity, overhead & labor costs

Supply ecosystem
Entrenched automotive and railway suppliers

India financial reforms
Make in India

Drive global sourcing to drive Wabtec profitability

World-class factories through Industry 4.0

A global hub for manufacturing of Transit & Freight solutions

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

 FinancialsPatrick Dugan

       What you’ve heard        Delivering results through the cycles via world-class technology and innovation while leveraging significant installed base  Focused on continuous operational improvement and margin expansion  Lean operations driving strong cash flow withdisciplined capital allocation  Building a stronger and better Wabtec with apurpose-focused culture of accountability  73

2019 adjusted pro-forma results[(1)]

($ in billions, except per share amounts)

	FY19 GAAP[(2)]	FY19 non GAAP	*Policy harmonization[(3)]*	*Partial year pro-forma[(4)]*	*Recurring PPA[(5)]*	FY19 adj. pro-forma	FY20 adj. guidance
Revenue	$8.2	$8.3	*$(0.1)*	*$0.5*	-	$8.7	$8.7
Income from Operations	$0.7	$1.2	*$(0.1)*	*$(0.1)*	*$0.3*	$1.3	$1.4
EBITDA	$1.1	$1.6	*$(0.1)*	*$(0.0)*	-	$1.5	$1.6
Cash from Operations	$1.0	$1.1	-	*$(0.3)*	-	$0.8	$0.9
EPS (177M shares)	$1.84	$4.17	*($0.39)*	*$(0.37)*	*$1.19*	$4.60	N/A
EPS (192M shares)	$1.70	$3.86	*($0.36)*	*$(0.34)*	*$1.10*	$4.26	$4.50-$4.80

(1) FY 2019 adjusted pro forma financial results give effect to the GE Transportation merger as if it had occurred on January 1, 2019. The FY 2019 pro forma financial results are not presented in accordance with Article 11 of Regulation S-X, and are presented here for illustrative purposes only and are not indicative of the results of operations that would have actually occurred had the GE Transportation merger occurred on January 1, 2019.
(2) The GE Transportation merger closed on February 25, 2019. Accordingly, Wabtec's FY 2019 results do not include results attributable to GE Transportation for January and February of 2019.
(3) Represents the impact of non-cash accounting policy harmonization, which is included in GAAP results; policy harmonization will no longer be treated as a non-GAAP addback in 2020 results.
(4) Represents 2 months of GE Transportation performance, interest expense, additional amortization and PP&E expenses, and impact from intercompany sales
(5) This represents intangible amortization amounts which will be excluded from non-GAAP EPS calculations.

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WABTEC 2020 INVESTOR CONFERENCE

   2020 outlook      Delivering in challenging environment        ‘19GAAP  ‘19 Adj.Pro-Forma  ‘20 Adj.Guidance  Sales  $8.2B  $8.7B  ~$8.7B  EBIT %  8%  15%  ~16%  EPS  $1.84  $4.26  ~$4.50 to~$4.80  Cash fromOps  $1.1B  $0.8B  ~$0.9B  75  What we are expectingSalesSoftening NAM Freight (loco, freight car, services)Moderate growth in mods, int’l services, & TransitDigital Electronics growthEBIT %>$150 cumulative net synergies ($120 year over year impact), primarily in FreightNegative mix due to lower Freight & higher TransitLean improvementsCash from Ops~$100 outflow for prior year 1x chargesWorking capital drag due to timingGE Tax payment benefit

   Diversified & global sales portfolio        Freight      $8.2B  $8.7B  ’19 salesGAAP  ’19 salesAdj. pro-forma  ’20 outlook            Equipment  $1.7B  $1.9B  NAM carload volume flat to down … NAMloco volume partially offset by international    Components  $1.1B  $1.1B  Lower freight car build @ ~40K    Services  $2.0B  $2.2B   Loco parkings remain @ ‘19 ending levels …NAM offset by int’l & slight mods growth    Digital Electronics  $0.7B  $0.7B  Growing product offerings aligned to customer needs    Transit          Transit OE  $1.3B  $1.3B  Low single digits growth    Transit AM  $1.5B  $1.5B  Low single digits growth    76

Significant synergy opportunities

SG&A	• Shared services • Corporate costs • LCC optimization
Facility consolidation	• Exit co-located facilities • Office consolidations • Mfg. footprint optimization
Sourcing	• MRO spend • Direct material spend • Indirect spend
IT savings	• Exit GE shared services • System rationalization • Network standardization
Revenue	• Digital/Electronics • Sales cross-selling

Net cumulative synergy $s


$30M
$150M
$250M
2019
2020
BEFORE 2022

On-track to achieve $250MM run-rate synergies before 2022

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Continuing to drive margin expansion

Adjusted EBIT margins


15%
Freight
~18.5%
Transit
~9.0%
2019
ADJ PRO-FORMA
~70 bps
+ Synergies
+ Lean productivity
+ Int'l services & mods
+ Digital Electronics
– NAM Freight (locos, components, services)
FREIGHT
~30 bps
+ Synergies
+ Lean productivity
+ Volume growth
TRANSIT
~16%
Freight
~19.5%
Transit
~10.0%
2020
ADJ GUIDANCE

Key drivers

- Proven ability to achieve synergies
- Culturally engrained lean efforts
- $22B backlog
- Significant installed base with ~60% aftermarket revenues
- Globally diverse portfolio
- Pockets of growth offsetting NAM freight slowdown

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Cash tax benefit driven by transaction

~$150M
ANNUAL BENEFIT

Tax step-up associated with the transaction drives average annual cash tax benefits of ~$150M for the next 15 years

~$470M
BENEFIT TO BE PAID TO GE

First $470M of gross cash tax benefits ($440 NPV) to be paid to GE by Wabtec (expected to be realized during first 3-4 years)

~$1.1B
NPV BENEFIT TO WABTEC

Remaining cash tax benefits accrue to Wabtec (net present value of ~$1.1B)

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Continuing to drive strong cash generation

Cash from operations



$1.0B
+ EBIT growth
+ Lower interest
↔ GE tax benefit
– Higher tax rate
– Working capital timing
– 2019 1x charges
~$0.9B
2019
2020

Committed to goal of >90% cash conversion

Key drivers

- EBIT growth driven by synergy execution, lean actions
- Lower interest expense on lower debt
- GE Tax benefit ~flat versus '19; effective tax rate slightly up
- Working capital pressure due to timing ... significant focus area to improve
- Cash outflows of ~$100M driven by payments of '19 1x charges treated as non-GAAP adjustments

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Capital allocation strategy

Invest organically	Consistent R&D and CapEx investments in new products, aftermarket & recurring revenue streams, & digitization	**~5%** TECHNOLOGY % SALES; **~2%** CAPEX % SALES
Grow through acquisitions	Strategic bolt-on acquisitions that enhance growth strategy … grow aftermarket, product offerings, and new markets	**> cost of capital** TARGET RETURN ON INVESTMENT
Return capital	Maintain stable dividend policy … recently announced share repurchase authorization to be used opportunistically when returns exceed other alternatives, providing a return exceeding cost of capital	**Excess cash** RETURN TO SHAREHOLDERS

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

5-year financial plan

Sales growth	Strong recurring revenue base & deep partnerships in long-cycle business enabling growth through the cycle	**Mid-single digits** ORGANIC GROWTH
EBIT margin improvement	Significant synergy opportunities driven by business combination; Transit stabilizing & delivering accretive growth	**300+ bps** MARGIN EXPANSION OVER NEXT 5 YEARS
Cash generation	Proven ability to execute strong working capital management; deal structure unlocking ~15 year tax benefit	**>90%** CASH FLOW CONVERSION
Focused capital allocation	Invest in the company; free up capital for strategic M&A and share buy-back	**>10%** EPS CAGR

Long-term value creation will average double-digit EPS growth

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

                                                                                             Key takeaways      Positioned to outperform        Portfolio is uniquely positioned to deliver strong resultsLeading technologies positioning Wabtec to build further momentum on its track record with customersLean transformation and global capabilities are making Wabtec stronger and enabling significant synergies and margin expansionStrong cash generation enabling capital deployment strategy to grow shareholder valueConfident in long-term business fundamentals and ability to execute in dynamic environment  83

                                           Speaker Biographies

Rafael Santana

President & CEO



Rafael Santana is President and CEO of Wabtec where he brings roughly 25 years of commercial, product management and executive leadership experience to this post, including more than 10 years in the transportation industry. He has a proven track record of transforming businesses, while delivering top- and bottom-line growth.

Most recently, he served as President and CEO of GE Transportation, a unit of General Electric company, where he significantly expanded the company's regional footprint and built strong overhaul and modernization capabilities and backlog through multi-year programs. Prior to that role, he was president & CEO of GE in Latin America, where he helped transform the market into one of GE's largest and fastest-growing regions. A respected global and business executive, Santana also served as president and CEO of the Turbomachinery Solutions Business of GE Oil & Gas, where he drove significant margin improvement and growth in a contracting marketplace. Prior to joining GE in 2000, Santana worked for six years at ExxonMobil and British American Tobacco.

A native of Brazil, Santana has a degree in Engineering from the Universidade Federal de Minas Gerais in Brazil. He currently serves on Wabtec's Board of Directors.

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

       Gokhan Bayhan is General Manager for Wabtec’s Russia/CIS, Europe, M. East and N. Africa region. Prior to the merger of GE Transportation and Wabtec, Bayhan joined GE in 1997 and held multiple roles including Regional Sales Manager Russia, CIS & Turkey, Global Locomotive Strategic Marketing Manager, and Strategic Marketing Leader, Pricing.On December 2009 he was named the General Manager of Russia, CIS and South East Europe and on December 2012 his region was expanded to cover Europe, Middle East and Europe. After the February 2019 Wabtec Corporation acquisition of GE Transportation, he was named the regional leader for the same territory for Wabtec.Bayhan holds a Bachelors of Science in Electrical Engineering from Gannon University, and MBA in Finance from the Katz School of Business at the University of Pittsburgh, and a Masters of Science in Electrical Engineering from Gannon University.  87  Gokhan BayhanRegional General Manager − Russia/CIS

       Bob Bourg is Vice President for Core Electronics & Data Analytics at Wabtec Corporation. He has P&L responsibility for a portfolio of products and systems including locomotive electronics, braking systems, event recorders, IoT platforms, and digital solutions for the mining industry.In prior positions with Wabtec, Bourg led strategy & growth initiatives, managed multiple product and services business units, and led efforts for the design and implementation of Positive Train Control systems mandated by the Rail Safety Improvement Act of 2008. Before joining Wabtec, Bourg worked in the instrumentation and controls industry, and he began his career in the U.S. Navy where he helped develop microprocessor-based equipment used in naval nuclear instrumentation and control applications.Bourg holds a BSE degree in Electrical Engineering from Duke University and an MSdegree in Computer Science from George Washington University.  88  Bob BourgVice President for Core Electronics & Data Analytics

Patrick D. Dugan

Chief Financial Officer & Executive Vice President



Patrick Dugan is Chief Financial Officer (CFO) and Executive Vice President At Wabtec, where he is responsible for all aspects of Investor Relations, Accounting, Tax and Finance, and Information Technology.

Dugan joined Wabtec in 2003, and has been a key member of the management team focused on delivering growth through new product development, international expansion and acquisitions. As CFO, Wabtec has grown from ~$2.5B in revenues to nearly ~$9B in revenues, driven largely by the strategic acquisitions of Faiveley Transport and GE Transportation. During those critical combinations, Dugan was instrumental in executing the strategy and business structure, debt and equity financing, as well as integration of these investments. Prior to this role, he was Wabtec's Corporate Controller and Vice President of Finance.

Before joining the company, Dugan was Vice President and CFO at CWI International, Inc., where he helped transform a local chemical operations into a supplier of advanced oilfield technologies, through M&A, product development and international expansion. He also helped guide the start up to acquisition by Weatherford International.

Dugan began his career with PWC providing business assurance and advisory services, serving middle market growth companies focused on transformational transactions including M&A, recapitalizations and initial public offerings.

He holds an MBA from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh, a Bachelor of Science in Accounting from The Pennsylvania State University, and is a Certified Public Accountant.

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

Alicia Hammersmith

VP Operations, Transit



Alicia Hammersmith is Vice President of Operations for the Transit segment. She brings 29 years of manufacturing operations expertise spanning three large industrial, technically advanced segments of Aviation, Transportation and Oil & Gas. Hammersmith is skilled in acquisitions, divestitures, consolidations, start-ups, system implementations and tech transfers.

Most recently, she was the Materials Leader for GE Aviation responsible for $4.5 billion in inventory across 80+ sites leading demand forecasting, master scheduling, planning, configuration management, fulfillment, distribution and logistics for new equipment and services. Prior to that role, she was the Global Operations Leader for GE Oil & Gas on four-year assignment in Germany managing 10 acquisition sites in five countries in addition to providing operational oversight for European sales and service locations. Hammersmith has eight years in the transportation industry in operations and materials.

Hammersmith has a degree in Engineering from the University of Pittsburgh and a Masters in Business from Xavier University.

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

   Kristine Kubacki is Vice President of Investor Relations. She brings 14 years of experience as a sell-side analyst covering industrials.Kubacki previously served as executive director and senior analyst for the transportation, logistics and equipment sector at Mizuho Securities USA. Prior to this role, she was vice president of market strategy for Wells Fargo’s commercial vehiclegroup, as well as director of equity research for the global industrial equipment industry at CLSA. Kubacki spent nearly nine years covering the industrial sector at Avondale, and held analyst roles at A.G. Edwards, as well as operations management, process design and supply chain management positions at Procter and Gamble.Kubacki earned her MBA from Washington University, Bachelor of Science degree in chemical engineering from Washington University, and Bachelor of Science in mathematics from Webster University. Kubacki is also a CFA charterholder.  Kristine KubackiVP, Investor Relations      91

Lilian Leroux

President, Transit



Lilian Leroux has been the president of Wabtec's Transit business since 2019 and has spent most of his 25 years career in a variety of leadership, commercial and project management roles across the railway sector. After various positions within industrial and railway companies such as the French national railway operator SNCF, Leroux joined Faiveley Transport in 2001 as Project Manager and then Key Account Manager. From 2004 to 2009, he worked successively as Faiveley Transport Managing Director in Tamworth (U.K.) and then U.K. Managing Director. Following the acquisition of SAB WABCO, he took full P&L responsibility of the region.

Leroux was subsequently appointed Services President, a division supporting rail operators and maintainers with the maintenance and optimization operations of original equipment throughout their lifespan. In 2014, Leroux was appointed Brakes & Safety Group President where he was responsible for all Transit Brakes, Couplers, and Friction Product Lines worldwide. He was instrumental in driving growth and successful integration of the two compagnies' brakes product portfolios when Faiveley Transport was acquired by Wabtec in 2016.

Lilian has worked and lived in France, UK, Italy & Germany. He holds the Science Degree in Engineering from INSA Lyon, a leading engineering school in France, and is graduate of INSEAD.

Wabtec CORPORATION
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WABTEC 2020 INVESTOR CONFERENCE

Dominique Malenfant

Global Technology Officer



Dominique Malenfant is the Global Technology Officer & Senior Vice President Engineering for Wabtec. In this role, he is responsible for the overall global technology strategy and engineering organization for the company.

Malenfant previously served as the Vice president Global Technology & Chief Technology Officer for GE Transportation for 4.5 years where he lead GE Transportation's overall global technology strategy. Prior to GET, he served as Vice President of Product and Engineering for the Transport Propulsion and Control Business at Bombardier Transport, overseeing 1,200 professionals across eight different countries. Through his 24 with Bombardier, he managed Bombardier Transport's North American division where he was responsible for product management, engineering and supply management. He also led the Center of Expertise R&D group, and has experience in plant management, engineering quality assurance, systems engineering and project management.

Malenfant graduated from Laval University in Quebec City with a bachelor's degree in Electrical Engineering.

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

       Sujatha Narayan joined Wabtec in August 2017 and in her 2.5 years as Managing Director of Transit business in India, she has led the company through a period of unprecedented profitable growth with a passionate focus on customer satisfaction, operational efficiency, compliance, profitability and employee well-being. In 2019, under her leadership, the Wabtec Transit business was certified as a “Great Place to Work” by Great Place To Work InstitutePrior to her current role, Naryan was the Vice President & General Manager leading the Commercial Solutions Business at 3M India Limited. In the United States, Narayan worked for Rogers Corporation managing R&D & Commercialization of new products in the electronics, industrial and consumer markets.Narayan holds a Masters & PhD in Polymer Science & Engineering from Georgia Institute of Technology, USA and BTech Degree from Indian Institute of Technology, Delhi. She originally hails from Chennai, India.  94  Sujatha NarayanRegional General Manager − India

       Pascal Schweitzer is Group President, Wabtec’s Freight Services business, which helps customers maximize the value of their existing assets, over their entire lifecycle, through innovative technologies and business models. In this role, Schweitzer is responsible for improving critical customer outcomes in the areas of product reliability, asset use, velocity, fuel consumption, operating expenses and railcar dwell time. His organization oversees maintenance agreements for part sales, asset maintenance, global remanufacturing, fulfillment and the development of advanced software and analytics.Before the merger with Wabtec, Schweitzer served as GE Transportation’s Vice President, Global Services Organization and prior to that was GE Power’s Services Leader for Europe, where he was responsible for developing and delivering a regional services strategy, while leading the company’s transformation following the acquisition of Alstom. Prior to this, he ran the Gas Turbine Service business for Alstom globally. Before joining Alstom, he was the strategy manager in charge of strategy and IPO projects at Rexel in Paris.Schweitzer received a master’s degree with specialization in finance from the HECBusiness School in Paris.  95  Pascal SchweitzerGroup President, Freight Services

Peter Thomas

Chief Commercial Officer, Digital Electronics – Americas



Peter Thomas is the Chief Commercial Officer in the Americas for Wabtec's Digital Electronics business where he and his team are charged with developing a winning commercial strategy and driving customer focused, outcome oriented commercialization efforts for the company's suite of software and digital technologies to the rail, port and shipper segments.

In his previous role, Thomas was the General Manager for GE Transportation's Optimization Solutions business and President of RMI. He joined GE Transportation in 2004 as the Marketing Leader for Global Signaling. In 2005, he was promoted to the role of International Sales Leader for Global Signaling and Global Rail Operations and was based in Florence, Italy. He subsequently served as General Manager of Sales for the Middle East /Africa region and was based in Dubai, UAE before being named Chief Marketing Officer for GE Transportation in 2009.

Prior to joining GE Transportation, Thomas spent eight years with the GE Fanuc Automation business where he held positions of increasing responsibility in sales, marketing, and operational leadership. Peter is a certified Six Sigma Master Blackbelt and holds both a Bachelor of Science in Marketing and a Master of Business Administration from the University of Alabama at Birmingham.

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

                                           Appendix

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	2019 Full Year Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Minority Interest	Wabtec Net Income	EPS
Reported Results	$ 8,200.0	$ 2,278.0	$ (1,614.9)	$ 663.1	$ (216.3)	$ (120.3)	$ 326.5	$ 0.2	$ 326.7	$ 1.84
Restructuring, Transaction, & Litigation costs	-	38.3	191.5	229.8	25.0	(61.6)	193.2	-	193.2	$ 1.08
One-time PPA	-	185.0	-	185.0	-	(44.8)	140.2	-	140.2	$ 0.79
Policy Harmonization	123.0	65.6	26.0	91.6	-	(22.2)	69.4	-	69.4	$ 0.39
Tax on Transaction Costs	-	-	-	-	-	12.5	12.5	-	12.5	$ 0.07
Adjusted Results	$ 8,323.0	$ 2,566.9	$ (1,397.4)	$ 1,169.5	$ (191.3)	$ (236.4)	$ 741.8	$ 0.2	$ 742.0	$ 4.17
Fully Diluted Shares Outstanding										177.3

Wabtec CORPORATION

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WABTEC 2020 INVESTOR CONFERENCE

EBITDA Reconciliation  99  Wabtec Corporation  Income from Operations$ 663.1229.8185.091.6  Depreciation$ 157.8---  Amortization$ 238.4---  EBITDA (Income from Operations plus Depreciation & Amortization)$ 1,059.3229.8185.091.6  2019 Full Year EBITDA Reconciliation          (in millions)          Consolidated 2019 Actual Results As Reported          Restructuring, Transaction, & Litigation costs          One-time PPA Charges          Policy Harmonization          Adjusted Results  $ 1,169.5  $ 157.8  $ 238.4  $ 1,565.7            Set forth below is the calculation of the non-GAAP performance measures. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.